EXHIBIT 10.115.1

CREDIT LYONNAIS
UAC CHAMPS SUR MARNE
US PAYMENT METHODS
15-17 RUE ALFRED NOBEL
PARC DESCARTES
77420 CHAMPS SUR MARNE

                                                     INTER PARFUMS GROUP
                                                     MR. LECLERCQ 4
                                                     ROND POINT DES
                                                     CHAMPS ELYSEES
                                                     75008 PARIS

                                        PARIS, on Jul. 29, 2004

Reference No. 323550Y/F002700BAR

Ladies and Gentlemen:

Pray find herewith the Confirmation, in duplicate, of the terms of the interest rate swap with reference number indicated above.

We thank you in advance for agreeing to return a signed copy to us at the address mentioned above.

We have enjoyed doing business with you and request that you receive our kindest regards, we remain sincerely yours,

CREDIT LYONNAIS

NOTA BENE:

You have performed a REPAYABLE SWAP transaction.

Following this Confirmation, you will receive, throughout the lifetime of your SWAP, a confirmation entitled NOTICE OF FIXING (OF RATE) AND LIQUIDATION with each rate renewal.

This document shall indicate the rate retained for the period and the payment amount due at the end of this period.

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                 CONFIRMATION OF TERMS OF THE INTEREST RATE SWAP
--------------------------------------------------------------------------------

                                PARIS, on Jul. 29, 2004



TO:                    INTER PARFUMS GROUP, PARIS

Attn:                  MR. LECLERCQ

From:                  CREDIT LYONNAIS, PARIS

                       - BACK OFFICE DERIVATIVE PRODUCTS

Reference No.:         323550Y/F002700BAR



Hereafter are confirmed the terms of the interest rate swap operation between INTER PARFUMS GROUP, PARIS ("Counterparty") and CREDIT LYONNAIS, PARIS ("CREDIT LYONNAIS"), carried out within the framework of the Agreement ("the Agreement") established under the auspices of the French Association of Banks (l'Association Francaise de Banques - AFB).

Declarations made at the time when the framework of the agreement is final are renewed by each Party on the date of the interest rate swap operation.

Date interest rate swap
 operation is finalized:                   Jul. 22, 2004

Start date:                                Sep. 30, 2004

Date of Final Payment:                     Jun. 30, 2009, adjusted accordingly
                                           to the following business day, unless
                                           it is the next month

1 - PAYER OF VARIABLE AMOUNTS
-----------------------------

CREDIT LYONNAIS, PARIS

Notional Amount:                           15,200,000.00 Euros



Notional Repayment
--------------------------------------------------------------------------------
Beginning of          End of        Currency        Notional         Repayment
Period                Period                         Amount            Amount
--------------------------------------------------------------------------------
Sep. 30, 2004      Dec. 30, 2004       EUR        15,200,000.00      800,000.00
Dec. 30, 2004      Mar. 30, 2005       EUR        14,400,000.00      800,000.00
Mar. 30, 2005      Jun. 30, 2005       EUR        13,600,000.00      800,000.00
Jun. 30, 2005      Sep. 30, 2005       EUR        12,800,000.00      800,000.00
Sep. 30, 2005      Dec. 30, 2005       EUR        12,000,000.00      800,000.00
Dec. 30, 2005      Mar. 30, 2006       EUR        11,200,000.00      800,000.00
Mar. 30, 2006      Jun. 30, 2006       EUR        10,400,000.00      800,000.00
Jun. 30, 2006      Sep. 29, 2006       EUR         9,600,000.00      800,000.00
Sep. 29, 2006      Dec. 29, 2006       EUR         8,800,000.00      800,000.00
Dec. 29, 2006      Mar. 30, 2007       EUR         8,000,000.00      800,000.00
Mar. 30, 2007      Jun. 29, 2007       EUR         7,200,000.00      800,000.00
Jun. 29, 2007      Sep. 28, 2007       EUR         6,400,000.00      800,000.00
Sep. 28, 2007      Dec. 31, 2007       EUR         5,600,000.00      800,000.00
Dec. 31, 2007      Mar. 31, 2008       EUR         4,800,000.00      800,000.00
Mar. 31, 2008      Jun. 30, 2008       EUR         4,000,000.00      800,000.00
Jun. 30, 2008      Sep. 30, 2008       EUR         3,200,000.00      800,000.00
Sep. 30, 2008      Dec. 30, 2008       EUR         2,400,000.00      800,000.00
Dec. 30, 2008      Mar. 30, 2009       EUR         1,600,000.00      800,000.00
Mar. 30, 2009      Jun. 30, 2009       EUR           800,000.00      800,000.00

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--------------------------------------------------------------------------------
Variable Rate            :                 EUR-EURIBOR-TELERATE
                                           PAGE 248

Frequency                :                 Quarterly

Basis of Variable Amount Calculations      Exact/360

Calculation Period Adjustment              Adjusted

Date(s) Variable Rate is Calculated        2 Business days before the first
                                           business day of each period of
                                           application

Variable Amount:                           An amount equal to the product of the
                                           notional amount, of the variable rate
                                           and of the basis of calculation of
                                           the variable amounts

Period(s) of Application for               Quarterly, every September 30,
Variable Amounts                           December 30, March 30 and June 30,
                                           beginning on September 30, 2004 and
                                           ending on the final repayment date

Variable Amount Payment Date               The last business day of each period
                                           of application of the variable
                                           amounts

Capitalization:                            None

Financial Center(s) retained for the determination of business days regarding:

Dates variable rate is determined Target Business Day(s):

Payment Dates:                             Target Business Day(s):

Business Day Convention:

For the determination of the               Adjusted according to the
variable rate                              aforementioned business day
                                           convention

For the determination of payments          Adjusted according to the
                                           aforementioned business day
                                           convention, unless it is the next
                                           month


2 - PAYER OF VARIABLE AMOUNTS
-----------------------------

INTER PARFUMS GROUP, PARIS

Notional Amount                                  15,200,000.00 Euros


Notional Repayment
--------------------------------------------------------------------------------
Beginning of          End of        Currency        Notional         Repayment
Period                Period                         Amount            Amount
--------------------------------------------------------------------------------
Sep. 30, 2004      Dec. 30, 2004       EUR        15,200,000.00      800,000.00
Dec. 30, 2004      Mar. 30, 2005       EUR        14,400,000.00      800,000.00
Mar. 30, 2005      Jun. 30, 2005       EUR        13,600,000.00      800,000.00
Jun. 30, 2005      Sep. 30, 2005       EUR        12,800,000.00      800,000.00
Sep. 30, 2005      Dec. 30, 2005       EUR        12,000,000.00      800,000.00
Dec. 30, 2005      Mar. 30, 2006       EUR        11,200,000.00      800,000.00
Mar. 30, 2006      Jun. 30, 2006       EUR        10,400,000.00      800,000.00
Jun. 30, 2006      Sep. 29, 2006       EUR         9,600,000.00      800,000.00
Sep. 29, 2006      Dec. 29, 2006       EUR         8,800,000.00      800,000.00
Dec. 29, 2006      Mar. 30, 2007       EUR         8,000,000.00      800,000.00
Mar. 30, 2007      Jun. 29, 2007       EUR         7,200,000.00      800,000.00
Jun. 29, 2007      Sep. 28, 2007       EUR         6,400,000.00      800,000.00

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--------------------------------------------------------------------------------
Beginning of          End of        Currency        Notional         Repayment
Period                Period                         Amount            Amount
--------------------------------------------------------------------------------
Sep. 28, 2007      Dec. 31, 2007       EUR         5,600,000.00      800,000.00
Dec. 31, 2007      Mar. 31, 2008       EUR         4,800,000.00      800,000.00
Mar. 31, 2008      Jun. 30, 2008       EUR         4,000,000.00      800,000.00
Jun. 30, 2008      Sep. 30, 2008       EUR         3,200,000.00      800,000.00
Sep. 30, 2008      Dec. 30, 2008       EUR         2,400,000.00      800,000.00
Dec. 30, 2008      Mar. 30, 2009       EUR         1,600,000.00      800,000.00
Mar. 30, 2009      Jun. 30, 2009       EUR           800,000.00      800,000.00
--------------------------------------------------------------------------------

Variable Rate            :                  EUR-EURIBOR-TELERATE
                                            12 MONTHS AT THE END OF PERIOD PAGE
                                            248 SUBJECT TO A SPECIFIC CLAUSE

Frequency                :                  12 months

Basis of Variable Amount Calculations       Exact/360

Calculation Period Adjustment               Adjusted

Date(s) Variable Rate is Calculated         2 Business days before the first
                                            business day of each period of
                                            application

Variable Amount:                            An amount equal to the product of
                                            the notional amount, of the variable
                                            rate and of the basis of calculation
                                            of the variable amounts

Period (s) of Application for Variable Amounts Quarterly, every September 30, December 30, March 30 and June 30, beginning on September 30, 2004 and ending on the final repayment date

Variable Amount Payment Date                The last business day of each period
                                            of application of the variable
                                            amounts

Capitalization:                             None

IF EUR-EURIBOR 12 MONTHS AT THE END OF PERIOD < 2.10%       THEN 3.25%

IF 2.10% < EUR-EURIBOR 12 MONTHS AT THE END OF PERIOD <= 3.85% THEN EURO-EURIBOR 12 MONTHS AT THE END OF PERIOD

IF EUR-EURIBOR 12 MONTHS AT THE END OF PERIOD > 3.85%       THEN 3.85%

Financial Center(s) retained for the determination of business days regarding:

Dates variable rate is determined:          Target Business Day(s):

Payment Dates:                              Target Business Day(s):

Business Day Convention:

For the determination of the variable rate: Adjusted according to the aforementioned business day
                                            convention

For the determination of payments:          Adjusted according to the
                                            aforementioned business day
                                            convention, unless it is the next
                                            month

Only the differentials will be exchanged:   Yes

Agent: CREDIT LYONNAIS, PARIS, in the event they are not able, then the agent indicated in the framework of the Agreement

3 - PAYMENT INSTRUCTIONS
------------------------

Payment to INTER PARFUMS GROUP, PARIS:

Account for payment in EUR

Payment by credit from your account

Ref:                                00572 00060BH

CREDIT LYONNAIS



Payment to CREDIT LYONNAIS, PARIS

Account for payment in EUR
Payment by debit from your account

Ref:                                00572 00060BH

CREDIT LYONNAIS

4 - NOTIFICATIONS
-----------------

Notifications should be sent to CREDIT LYONNAIS' address
--------------------------------------------------------

CREDIT LYONNAIS
UAC CHAMPS SUR MARNE
US PAYMENT METHODS
15-17 RUE ALFRED NOBEL
PARC DESCARTES
77420 CHAMPS SUR MARNE
TEL: 01 60 95 94 21
FAX: 01 60 95 94 37

Notifications should be sent to the Counterparty's address:
-----------------------------------------------------------

INTER PARFUMS GROUP
MR. LECLERCQ
4 ROND POINT DES CHAMPS ELYSEES
75009 PARIS

Telex:
Tel: 0153770000
Fax: 0140740842

5 - BROKER                 :        DIRECT
----------

Statements

Any market operation involving term financial instruments carries risks, notably variations of interest rates, exchange rates, stock exchanges, or stock exchange price indexes.

Regarding these risks, each party declares and attests that each of them possesses the knowledge and experience in the matter of investments necessary to evaluate the characteristics of the risks incurred by entering into this transaction.

Each party declares and attests to have identified their needs regarding the present transaction as it relates to their activity and their financial situation and to have conducted their own analysis of all financial, legal, fiscal, accounting, and regulatory aspects of the transaction and that they will not require a discount from the other party for any of these items.

CREDIT LYONNAIS intervenes as a party to the present transaction, and not as counsel. It shall in no way be held responsible for any financial consequences caused by the intervention of the other party regarding the financial instruments.

Each party declares and attests that they are finalizing this transaction on their own behalf and not as legal representatives.

As set forth in the regulations (cf. article 3.3.9 of the RGMF). CREDIT
LYONNAIS hereby proposes that an evaluation of this transaction be sent to you at least once every year. As regards this evaluation, please do not hesitate to contact your usual intermediary in order to set up how this transmission will be made.

THE PARTIES HEREBY DECLARE THAT THE PRESENT CONFIRMATION MAY BE SENT ELECTRONICALLY, THROUGH AN INFORMATION PROCESSING SYSTEM AND MAY BE SIGNED BY THE PARTIES THROUGH THE DIGITALIZATION OF A SIGNATURE BELONGING TO A DULY AUTHORIZED PERSON (HEREINAFTER "DIGITIZED SIGNATURE")

WITHIN THE FRAMEWORK OF THE PRESENT CONFIRMATION, (GOVERNED BY THE FRAMEWORK OF THE AGREEMENT) A DIGITIZED SIGNATURE SHALL BE ACCEPTED BETWEEN THE PARTIES AS IDENTIFICATION OF THE PERSON AUTHORIZED BY EACH PARTY TO SIGN AND TO WHOM, WITH THEIR CONSENT, IS GRANTED THE RIGHTS AND OBLIGATIONS SET FORTH IN THE CONFIRMATION.

THE PARTIES HEREBY DECLARE AND ACCEPT THAT A DIGITIZED SIGNATURE SHALL BE CONSIDERED EQUIVALENT TO A HANDWRITTEN SIGNATURE AND HEREBY EXPRESSLY RELINQUISHES THE RIGHT TO REFUSE TO TAKE PART IN ANY PROCEDURE BASED ON THE ABSENCE OF A HANDWRITTEN SIGNATURE.

PLEASE RETURN TO US THE DUPLICATE COPY OF THIS CONFIRMATION, SIGNED BY YOUR AUTHORIZED REPRESENTATIVE, AS SOON AS POSSIBLE

Sincerely,

CREDIT LYONNAIS, PARIS                           INTER PARFUMS GROUP

(ILLEGIBLE SIGNATURE)

      Stephane BOITEUX
       Credit Lyonnais
Capital Market Administration
Back Office Derivative Products